Net interest income	12 Months Ended
Dec. 31, 2020
3. Net interest income
Net interest income

3 Net interest income

Accounting for interest income and expenses

Interest income on loans and advances at amortised cost and financial assets at fair value through other comprehensive income, and interest expense on financial liabilities held at amortised cost, are calculated using the effective interest method which allocates interest, and direct and incremental fees and costs, over the expected lives of the assets and liabilities.

The effective interest method requires the Barclays Bank Group to estimate future cash flows, in some cases based on its experience of customers’ behaviour, considering all contractual terms of the financial instrument, as well as the expected lives of the assets and liabilities.

The Barclays Bank Group incurs certain costs to originate credit card balances with the most significant being co-brand partner fees. To the extent these costs are attributed to customers that continuously carry an outstanding balance (revolvers) and incremental to the origination of credit card balances, they are capitalised and subsequently included within the calculation of the effective interest rate. They are amortised to interest income over the period of expected repayment of the originated balance. Costs attributed to customers that settle their outstanding balances each period (transactors) are deferred on the balance sheet as a cost of obtaining a contract and amortised to fee and commission expense over the life of the customer relationship (refer to Note 4). There are no other individual estimates involved in the calculation of effective interest rates that are material to the results or financial position.

	2020	2019[a]	2018[a]
	£m	£m	£m
Cash and balances at central banks	226	919	919
Loans and advances at amortised cost	4,510	5,514	5,554
Fair value through other comprehensive income	604	831	662
Negative interest on liabilities	68	13	35
Other	598	808	289
Interest and similar income	6,006	8,085	7,459
Deposits at amortised cost	(644)	(1,778)	(1,591)
Debt securities in issue[b]	(424)	(873)	(493)
Subordinated liabilities	(1,112)	(1,096)	(1,397)
Negative interest on assets	(325)	(250)	(228)
Other	(341)	(181)	(620)
Interest and similar expense	(2,846)	(4,178)	(4,329)
Net interest income	3,160	3,907	3,130

Notes

a Comparatives for negative interest income on liabilities and negative interest expense on assets have been re-presented from Other interest income and Other interest expense.

b Barclays Bank Group has amended the presentation of the premium paid for purchased financial guarantees which are embedded in notes it issues directly to the market. From 2020 onwards, the full note coupon (£99m) is presented as interest and similar expense within net interest income. The financial guarantee element of the coupon had previously been recognised in net investment income (2019: £24m, 2018: £1m). The comparatives have not been restated.

Interest and similar income presented above represents interest revenue calculated using the effective interest method. Costs to originate credit card balances of £687m (2019: £684m; 2018: £585m) have been amortised to interest and similar income during the period. Interest and similar income includes £9m (2019: £9m; 2018: £9m) accrued on impaired loans. Other interest expense includes £23m (2019: £25m) relating to IFRS 16 lease interest expenses.